SEPTEMBER 30, 2011

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin New York
Tax-Free Trust

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FRANKLIN NEW YORK INTERMEDIATE-TERM

TAX-FREE INCOME FUND

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Annual Report

Franklin New York Intermediate-Term Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin New York Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York state personal income taxes.1 As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City.1 The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of three to 10 years, and only buys securities rated in the top four rating categories by U.S. nationally recognized rating services (or comparable unrated securities).

Dividend Distributions*

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.46 on September 30, 2010, to $11.47 on September 30, 2011. The Fund’s Class A shares paid dividends totaling 36.05 cents per share for the same period.2 The Performance Summary beginning on page 11 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.06%, based on an annualization of the current 2.99 cent per share dividend and the maximum offering price of $11.73 on September 30, 2011. An investor in the 2011 maximum combined effective federal and New York state and City personal income tax bracket of 43.04% would need to earn a distribution rate of 5.37% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. During the fiscal year under review, dividend distributions were affected by securities purchased in the prior period and by falling municipal bond rates in 2009 through November 2010. In addition, early in the Fund’s fiscal year, investor demand for municipal bonds was strong in an environment of limited tax-exempt supply. These factors resulted in reduced income for the portfolio and caused dividends to decline.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

6 | Annual Report

State Update

New York’s large, diverse economy continued to improve as financial services activities rebounded, the tourism industry strengthened, and federal stimulus programs continued. The state’s housing market did not experience the same degree of price and construction bubble as other states, and with less excess inventory to unwind, the state’s foreclosure rate ranked among the nation’s lowest. However, residential housing and commercial real estate markets remained weak, causing continued job losses in the construction sector. Weak manufacturing activities and government spending cuts also continued to be a drain on employment. The state’s three largest private employment sectors — professional and business services; education and health services; and trade, transportation and utilities — continued to expand. The financial activities sector, which accounts for approximately 8% of the state’s employment but about 20% of its wage income, also contributed to job growth.3 The state’s unemployment rate steadily declined from a recessionary peak of 8.9% in January 2010 to 8.0% in September 2011, lower than the 9.1% national rate.4

New York ended fiscal year 2011 with a nearly $1 billion shortfall in projected tax collections and a total budget deficit of $9 billion.5 In response, lawmakers passed a fiscal year 2012 budget with the state’s first resolution to reduce total spending in 15 years.5 Although it did not raise taxes or seek new borrowing, the latest budget relied predominantly on widespread spending cuts to erase a projected $10 billion gap.5 The bulk of the cutbacks and new spending limitations were imposed upon the state’s Medicaid funding, education system, courts and corrections, and other state agencies. The budget also included measures to redesign the state’s government, including the consolidations of eight agencies or authorities into four. New York’s need for budget balance through austerity measures created credit pressures on some local municipalities, particularly in regard to school district funding. However, much of the current fiscal year’s financial maneuvers were positive for the state because the legislature relied on recurring solutions to close the budget shortfall. As a result, New York reached its current fiscal goals while significantly reducing projected fiscal year 2013 and future year budget gaps.

New York’s net tax-supported debt was 6.8% of personal income and $3,149 per capita, compared with the 2.8% and $1,066 national medians.6 Although the state’s debt levels ranked among the nation’s highest, they were manageable

3. Source: Standard & Poor’s, “New York State; General Obligation,” RatingsDirect, 3/21/11. 4. Source: Bureau of Labor Statistics.

5. Source: Moody’s Investors Service, “Sector Comment: New York’s On-Time Budget Is Positive for State, but Negative for Some Local Governments,” 4/4/11.

6. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 6/3/11.

and in line with other northeastern states. New York has a history of conservative budgeting and active financial management, and its debt profile is further bolstered by its track record of closing annual budget gaps. Independent credit rating agency Standard & Poor’s rated New York’s general obligation bonds AA with a stable outlook.7 The rating and outlook reflected the state’s sound financial management practices, the cushion of an established rainy day fund, and a well-funded pension system. These positives were balanced against volatile and cyclical state finances, high recurring expenses due to a generous social services regime, moderately high debt levels and other large, unfunded post-employment benefits.

Municipal Bond Market Overview

For the 12 months ended September 30, 2011, the municipal bond market posted a gain of 3.88% as measured by the Barclays Capital (BC) Municipal Bond Index, which tracks investment-grade municipal securities.8 During the same period, Treasuries fared well, rising 5.97% according to the BC U.S. Treasury Index, which tracks various U.S. Treasury securities.8

During the reporting period, domestic and global events affected the municipal bond market. Domestically, the economic recovery continued, with real gross domestic product rising modestly in the first three quarters of 2011. In Europe, several countries struggled with financial challenges. Amid this volatile environment, the municipal bond market delivered solid results. The tax-exempt market enjoyed an extended period of low supply, thus reducing the availability of bonds to meet investor demand. This reduced supply resulted mostly from the expiration of the Build America Bonds (BAB) program. Total municipal bond issuance was $194 billion from January through September 2011, or approximately 35% less than the same period in 2010.9

The Federal Reserve Board’s (Fed’s) commitment to maintain an accommodative monetary policy stance with historically low interest rates further supported the municipal market. Municipal bond yields generally were more attractive than those of other high-quality, taxable bonds.

On August 2, 2011, the U.S. raised its debt ceiling and avoided defaulting on its debt obligations. Independent credit rating agency Standard & Poor’s

7. This does not indicate Standard & Poor’s rating of the Fund.

8. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

9. Source: Thomson Reuters, “A Decade of Municipal Bond Finance,” 10/7/11.

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(S&P) lowered the country’s long-term rating to AA+ from AAA, citing political risks and a rising debt burden.10 A few days later, S&P similarly lowered the long-term ratings of government-sponsored enterprises (GSEs) such as Fannie Mae and Freddie Mac. In addition, municipal bonds backed by the U.S. government or GSEs were downgraded along with the country’s rating.

S&P’s downgrade of U.S. Treasury securities led to the review of more than 11,000 municipal credits supported by federal programs and agency escrows. Primarily, prerefunded municipals and housing bonds tied to federal subsidy programs were affected by the downgrade. The rating agency continues to review the universe of credits, stating that state and municipal governments that rely less on the national government for revenue and that manage their budgets well enough to weather declines in such funding may retain AAA ratings.

Moody’s Investors Service, another independent credit rating agency, on July 19, 2011, placed five AAA-rated states on its watch list for potential rating cuts based on their dependency on federal funding. After the debt ceiling was raised, Moody’s reconfirmed the AAA rating to states and public finance issuers previously identified as directly or indirectly linked to the U.S. government. The same credits are currently assigned a negative outlook based on the identification of certain shared characteristics. The rating agencies planned to review the group of securities based on individual merit in subsequent weeks.

Raising the debt ceiling was agreed upon only with stipulations. Congress enacted the Budget Control Act of 2011 with the potential to reduce the federal deficit by approximately $2 trillion by 2021. While the plan of action is unknown, one can expect it to impact state and local programs dependent on federal subsidies. State and local officials may need to reevaluate current budget forecasts and the potential effects. One important element to recognize is that most states are constitutionally required to balance their budgets regardless of any monetary changes in aid received from the federal government.

During this reporting period, state and local officials made unpopular and difficult decisions to close budget gaps. Proactive states successfully balanced and passed budgets on time using a variety of measures. For example, they raised tuition and fees at higher education institutions, reduced government expenditures by eliminating and consolidating departments, and lowered aid to various programs. Despite the challenges, many states continued to show mild growth in state revenues.

10. These do not indicate ratings of the Fund.

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At period-end, the current climate of low tax-exempt issuance and accommodative Fed policy led us to maintain a positive view of the municipal bond market. Municipal bonds continued to offer attractive yields when compared with Treasury bonds. The 10-year and 30-year municipal bond yields were as much as 110.5% and 120.5% of comparable-maturity Treasury bond yields, as of September 30, 2011.11 We intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market to offer our shareholders a monthly tax-free distribution.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable securities. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. As we invest during different interest rate environments, the Fund’s portfolio remains diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underper-formance in adverse markets. We generally stay fully invested to help maximize income distribution.

Manager’s Discussion

Consistent with our strategy, we typically look to remain fully invested in a portfolio that maintains an average weighted maturity of three to 10 years. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Thank you for your participation in Franklin New York Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

11. Source: Bloomberg LP.

10 | Annual Report

Performance Summary as of 9/30/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 11

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

12 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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14 | Annual Report

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Past expense reductions by the Fund’s manager increased the Fund’s total returns. If the manager had not taken this action, the Fund’s total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 9/30/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/29/11 for the maximum combined effective federal and New York state and City personal income tax rate of 43.04%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the 30 days ended 9/30/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 12/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 12/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 12/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 12/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +23.21% and +7.65%.

9. Source: © 2011 Morningstar. The BC Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the BC Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 15

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

16 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; C: 1.20%; and Advisor: 0.55%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Annual Report | 17

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

aFor the period December 1, 2008 (effective date) to September 30, 2009.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2011

Franklin New York Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 97.6%		
New York 91.6%		
Albany IDA Civic Facility Revenue, St. Peter's Hospital Project, Series A, 5.75%, 11/15/22	$ 4,090,000	$ 4,360,308
Amherst IDA Civic Facility Revenue, University of Buffalo Foundation Faculty, Student Housing Corp., Creekside Project, Series A, AMBAC Insured, 4.625%, 8/01/16	1,030,000	1,052,887
Bath Central School District GO, Refunding, NATL RE, FGIC Insured, 4.00%, 6/15/19	1,850,000	1,867,390
Buffalo GO, Refunding, Series C, NATL RE, FGIC Insured, 5.25%, 12/01/15	1,225,000	1,231,493
Canisteo Central School District GO, Refunding, AGMC Insured, 4.25%, 6/15/14	1,080,000	1,103,987
Clarence Central School District GO, Refunding, AGMC Insured, 4.75%, 5/15/15	2,390,000	2,453,526
Dansville Central School District GO, Refunding, Series B, NATL RE, FGIC Insured,		
4.35%, 6/15/12	870,000	891,463
4.45%, 6/15/13	995,000	1,018,890
Erie County IDA School Facility Revenue, City School District of the City of Buffalo Project, Series A,		
5.00%, 5/01/20	8,345,000	9,663,677
5.25%, 5/01/24	16,520,000	18,627,126
Erie County Water Authority Water Revenue, Refunding, 5.00%, 12/01/17	1,935,000	2,263,486
Fayetteville-Manlius Central School District GO, Refunding, NATL RE, FGIC Insured, 4.50%, 6/15/15	1,095,000	1,128,266
Highland Central School District GO, Refunding, AGMC Insured, 4.125%, 6/15/16	1,080,000	1,097,906
Islip Union Free School District No. 002 GO, Refunding, NATL RE, FGIC Insured, 5.00%, 7/01/18	2,215,000	2,413,065
Long Island Power Authority Electric System Revenue, General, Refunding, Series A, NATL RE, FGIC Insured, 5.00%, 12/01/19	5,000,000	5,550,600
Madison County IDA Civic Facility Revenue, Morrisville State College Foundation, Series A, CIFG Insured, 5.00%, 6/01/15	695,000	704,681
Monroe County GO,		
Public Improvement, NATL RE, FGIC Insured, 4.30%, 3/01/13	3,015,000	3,054,014
Series A, Assured Guaranty, 4.50%, 6/01/20	2,855,000	3,150,007
Series A, Assured Guaranty, 4.75%, 6/01/23	2,860,000	3,094,148
Montgomery Otsego Schoharie Counties Solid Waste Management Authority Revenue, NATL Insured, ETM, 4.00%, 1/01/13	1,920,000	2,008,992
MTA Revenue,		
Series B, NATL Insured, 5.25%, 11/15/20	11,250,000	13,225,050
Transportation, Series A, AGMC Insured, 5.50%, 11/15/22	8,765,000	10,709,077
Transportation, Series A, AGMC Insured, 5.50%, 11/15/23	10,000,000	12,177,800
MTA Service Contract Revenue,		
Refunding, Series A, 5.50%, 7/01/15	5,000,000	5,775,750
Refunding, Series A, 5.75%, 7/01/18	1,310,000	1,605,261
Refunding, Series A, NATL Insured, 5.50%, 1/01/19	480,000	495,744
Series C, AGMC Insured, Pre-Refunded, 4.75%, 7/01/16	1,370,000	1,415,580
Series C, AGMC Insured, Pre-Refunded, 4.75%, 7/01/16	545,000	550,930
Nassau County GO,		
General Improvement, Series C, 4.00%, 10/01/24	6,200,000	6,350,660
Remarketed 12/01/10, Series A, 4.25%, 12/01/23	5,615,000	5,933,202
Remarketed 12/01/10, Series B, 4.25%, 12/01/23	5,925,000	6,260,770
Series C, AGMC Insured, 5.00%, 7/01/17	4,000,000	4,598,280
Nassau County Interim Finance Authority Revenue, Sales Tax Secured, Refunding, Series H, AMBAC Insured, 5.25%, 11/15/17	1,500,000	1,669,845
New York Bridge Authority Revenue, General, 4.125%, 1/01/13	4,000,000	4,033,080

Annual Report | 21

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2011 *(continued)*

Franklin New York Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
New York (continued)		
New York City GO,		
[a]5.00%, 10/01/24	$ 5,000,000	$ 5,727,450
Refunding, Series A-1, 5.00%, 8/01/17	500,000	590,780
Refunding, Series G, 5.00%, 8/01/14	200,000	223,930
Series C, NATL Insured, 5.00%, 8/01/16	500,000	572,380
Series E, 5.00%, 8/01/19	3,000,000	3,451,290
Series G, 5.00%, 8/01/15	325,000	373,230
Series G, XLCA Insured, 5.50%, 8/01/12	1,560,000	1,626,690
Series G, XLCA Insured, ETM, 5.50%, 8/01/12	440,000	458,999
Series L, Sub Series L-1, 5.00%, 4/01/23	10,000,000	11,158,800
New York City HDC, MFHR, Series C-1, 5.00%, 11/01/24	2,810,000	2,963,763
New York City Health and Hospital Corp. Revenue, Health System,		
Refunding, Series A, AGMC Insured, 4.15%, 2/15/12	300,000	303,591
Series A, 5.00%, 2/15/18	8,000,000	9,184,480
Series A, AGMC Insured, 4.30%, 2/15/13	560,000	566,328
Series A, AGMC Insured, ETM, 4.15%, 2/15/12	450,000	456,431
Series A, AGMC Insured, Pre-Refunded, 4.30%, 2/15/13	440,000	446,525
New York City IDA Civic Facility Revenue,		
AGMC Insured, 5.00%, 11/15/19	1,000,000	1,041,150
Institute of International Education Inc. Project, 5.125%, 9/01/16	2,320,000	2,325,081
New York City IDAR, Capital Appreciation, Yankee Stadium Project, Pilot, Assured Guaranty, zero cpn., 3/01/21	10,150,000	7,045,216
New York City Transitional Finance Authority Building Aid Revenue,		
Fiscal 2007, Series S-1, NATL RE, FGIC Insured, 5.00%, 7/15/18	550,000	628,386
Fiscal 2009, Series S-3, 5.00%, 1/15/22	11,865,000	13,282,156
Fiscal 2009, Series S-4, 5.00%, 1/15/20	1,000,000	1,138,960
New York City Transitional Finance Authority Revenue, Future Tax Secured,		
Series A, 5.00%, 5/01/22	10,000,000	11,550,600
Series C, 5.00%, 11/01/22	160,000	181,128
sub. bond, Refunding, Series B, 5.00%, 11/01/23	9,435,000	10,618,055
sub. bond, Refunding, Series E, 4.50%, 11/01/19	10,000,000	11,871,300
New York City Trust for Cultural Resources Revenue,		
Museum of Modern Art, Refunding, Series 1A, 5.00%, 10/01/17	5,000,000	5,964,000
Whitney Museum of American Art, 5.00%, 7/01/21	8,000,000	9,129,760
New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured, AMBAC Insured, 5.00%, 11/15/20	5,775,000	6,174,572
New York State Dormitory Authority Lease Revenue,		
Delaware Chenango Madison Otsego Board of Cooperative Education Services, XLCA Insured, 5.00%, 8/15/21	5,340,000	5,894,826
Master Boces Program, AGMC Insured, 5.25%, 8/15/19	1,000,000	1,023,420
New York State Dormitory Authority Revenue,		
Department of Health, Refunding, 5.25%, 7/01/16	500,000	558,415
Department of Health, Refunding, 5.25%, 7/01/17	5,000,000	5,471,500
Department of Health, Refunding, Sub Series 2, NATL RE, FGIC Insured, 5.00%, 7/01/18	5,000,000	5,289,200
Mount St. Mary College, Radian Insured, 4.00%, 7/01/12	710,000	716,994
Teachers College, NATL Insured, 4.00%, 7/01/12	1,000,000	1,025,470

22 | Annual Report

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2011 *(continued)*

Franklin New York Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
New York (continued)		
New York State Dormitory Authority Revenues,		
Department of Health, Refunding, Series 2, 5.00%, 7/01/19	$ 3,740,000	$ 4,033,328
Hospital Insured Mortgage, Series A, AGMC Insured, 5.25%, 8/15/15	4,795,000	5,247,169
Hospital, Maimonides, NATL Insured, 5.00%, 8/01/17	1,720,000	1,897,779
Hospital, Maimonides, NATL Insured, 5.00%, 8/01/19	1,895,000	2,059,448
Memorial Sloan-Kettering Cancer Center, Series C, NATL Insured, 5.50%, 7/01/23	8,125,000	9,605,456
Mental Health Services Facilities Improvement, 4.00%, 1/15/21	13,510,000	14,370,857
Montefiore Hospital, NATL RE, FGIC Insured, 5.00%, 2/01/18	2,975,000	3,307,070
New York University, Series 1, AMBAC Insured, 5.50%, 7/01/18	500,000	593,500
Non-State Supported Debt, Bishop Henry B. Hucles Nursing Home Inc., 5.00%, 7/01/24	4,765,000	5,132,620
Non-State Supported Debt, Lease, Municipal Health Facilities, New York City, Refunding, Series A, 3.375%, 5/15/21	1,980,000	2,002,869
Non-State Supported Debt, Lease, Municipal Health Facilities, New York City, Refunding, Series A, 3.50%, 5/15/22	2,000,000	2,020,740
Non-State Supported Debt, Lease, Municipal Health Facilities, New York City, Refunding, Series A, 3.625%, 5/15/23	2,000,000	2,019,880
Non-State Supported Debt, Lease, Municipal Health Facilities, New York City, Refunding, Series A, 3.75%, 5/15/24	2,000,000	2,011,660
Non-State Supported Debt, Mount Sinai School of Medicine, Series A, 5.00%, 7/01/19	1,500,000	1,691,385
Non-State Supported Debt, Mount Sinai School of Medicine, Series A, 5.00%, 7/01/21	3,000,000	3,331,350
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, Refunding, NATL Insured, 5.00%, 7/01/19	2,500,000	2,743,725
Non-State Supported Debt, Mount Sinai School of Medicine of New York University, Refunding, NATL Insured, 5.00%, 7/01/20	3,670,000	3,997,584
Non-State Supported Debt, Municipal Health Facilities, Lease, Series 2, Sub Series 2-2, 5.00%, 1/15/21	6,675,000	7,321,273
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/23	7,400,000	8,542,042
Non-State Supported Debt, New York University, Series A, AMBAC Insured, 5.00%, 7/01/23	2,000,000	2,218,260
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding, Series A, 5.00%, 5/01/23	2,000,000	2,113,280
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding, Series E, 5.00%, 5/01/19	5,000,000	5,604,450
Non-State Supported Debt, North Shore Long Island Jewish Obligated Group, Refunding, Series E, 5.00%, 5/01/20	11,695,000	12,934,670
Non-State Supported Debt, NYSARC Inc., Series A, 5.00%, 7/01/16	2,910,000	3,284,459
Non-State Supported Debt, NYSARC Inc., Series A, 5.00%, 7/01/17	2,825,000	3,213,240
Non-State Supported Debt, NYSARC Inc., Series A, 5.00%, 7/01/19	1,250,000	1,426,088
Non-State Supported Debt, Refunding, Series A, AGMC Insured, 5.25%, 7/01/18	1,245,000	1,285,164
Non-State Supported Debt, School District Bond Financing Program, Series C, Assured Guaranty, 7.25%, 10/01/28	7,615,000	9,203,870
Non-State Supported Debt, School Districts Financing Program, Series A, 5.00%, 10/01/24	7,055,000	7,858,706
Non-State Supported Debt, School Districts Financing Program, Series A, AGMC Insured, 5.00%, 10/01/18	7,495,000	8,826,337
Non-State Supported Debt, School Districts Financing Program, Series A, AGMC Insured, 5.00%, 10/01/19	4,000,000	4,710,600

Annual Report | 23

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2011 *(continued)*

Franklin New York Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
New York (continued)		
New York State Dormitory Authority Revenues, (continued)		
Non-State Supported Debt, School Districts Financing Program, Series A, AGMC Insured, 5.00%, 10/01/23	$ 8,180,000	$ 9,240,455
Non-State Supported Debt, School Districts Financing Program, Series A, Assured Guaranty, 5.00%, 10/01/24	5,000,000	5,507,750
Non-State Supported Debt, Series A, AGMC Insured, Pre-Refunded, 5.25%, 7/01/18	15,000	15,704
Non-State Supported Debt, St. John's University, Series A, NATL Insured, 5.00%, 7/01/24	1,000,000	1,062,360
Non-State Supported Debt, Student Housing Corp., NATL RE, FGIC Insured, 5.25%, 7/01/22	1,250,000	1,362,425
Non-State Supported Debt, University of Rochester, Series A-1, 5.00%, 7/01/22	500,000	545,335
Non-State Supported Debt, Upstate Community Colleges, Refunding, Series B, NATL RE, FGIC Insured, 5.50%, 7/01/22	10,000,000	12,208,200
Secondarily Insured, City University, Consolidated Fifth General Resources, Refunding, Series B, BHAC Insured, 5.00%, 7/01/21	10,160,000	11,536,985
Secured Hospital, Catskill Regional, Refunding, NATL RE, FGIC Insured, 5.25%, 2/15/18	2,300,000	2,481,792
St. John's University, Series A, NATL Insured, 5.00%, 7/01/14	750,000	759,225
State Supported Debt, AGMC Insured, 5.00%, 2/15/19	5,470,000	6,238,261
State Supported Debt, AGMC Insured, 5.00%, 2/15/20	3,500,000	3,947,230
State Supported Debt, AGMC Insured, 5.00%, 2/15/21	5,475,000	6,156,473
State Supported Debt, City University System, Consolidated Fifth General Resolution, Series A, NATL RE, FGIC Insured, 5.50%, 7/01/22	9,240,000	11,299,319
State Supported Debt, Lease, State University Dormitory Facilities, Series A, NATL Insured, 5.00%, 7/01/21	1,980,000	2,169,209
State Supported Debt, Lease, State University Dormitory Facilities, Series A, NATL Insured, 5.00%, 7/01/22	1,730,000	1,884,108
State Supported Debt, Mental Health Services Facilities Improvement, NATL RE, FGIC Insured, 5.00%, 2/15/15	1,245,000	1,398,621
State Supported Debt, State University Educational Facilities, Third General Resolution, Refunding, Series A, NATL RE, FGIC Insured, 5.50%, 5/15/24	7,790,000	9,340,833
State University Educational Facilities, Third General Resolution, Mandatory Put 5/15/12, Refunding, Series B, 5.25%, 11/15/23	2,000,000	2,056,000
State University Educational Facilities, Third General Resolution, Refunding, Series A, NATL RE, FGIC Insured, 5.50%, 5/15/21	7,000,000	8,432,060
University of Rochester, Series A, Pre-Refunded, 5.25%, 7/01/21	500,000	565,400
New York State Dormitory Authority State Personal Income Tax Revenue,		
Education, Series D, 5.00%, 3/15/14	1,000,000	1,107,120
Education, Series F, 5.00%, 3/15/23	1,000,000	1,093,080
Refunding, Series A, 5.00%, 2/15/21	7,135,000	8,473,098
New York State Energy Research and Development Authority PCR, New York State Electric and Gas Corp. Project,		
NATL Insured, 4.10%, 3/15/15	2,000,000	2,003,680
Series B, NATL Insured, 4.00%, 10/15/15	5,000,000	5,009,000
Series D, NATL Insured, 4.10%, 12/01/15	2,000,000	2,003,680
New York State Environmental Facilities Corp. State Personal Income Tax Revenue, Series A, 5.00%, 12/15/21	1,115,000	1,290,311

24 | Annual Report

Franklin New York Tax-Free Trust

Statement of Investments, September 30, 2011 *(continued)*

Franklin New York Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)		
New York (continued)		
New York State Local Government Assistance Corp. Revenue, senior lien, Refunding, Series B-C/D, 5.00%, 4/01/20	$ 5,000,000	$ 5,969,350
New York State Municipal Bond Bank Agency Revenue, Series C, Sub Series C1, Assured Guaranty, 5.00%,		
2/15/20	5,705,000	6,506,781
2/15/21	5,790,000	6,539,979
2/15/22	4,615,000	5,166,123
New York State Municipal Bond Bank Agency Special School Purpose Revenue, Series C, 5.50%, 12/01/12	650,000	684,983
New York State Thruway Authority General Revenue, Series F, AMBAC Insured, 5.00%, 1/01/22	6,535,000	7,008,395
New York State Thruway Authority Highway and Bridge Trust Fund Revenue,		
Second General, Refunding, Series B, AMBAC Insured, 5.00%, 4/01/21	5,000,000	5,497,700
Second General, Series B, 5.00%, 4/01/18	5,000,000	5,861,150
Series A, AGMC Insured, 5.25%, 4/01/12	1,620,000	1,659,625
New York State Thruway Authority Revenue, Local Highway and Bridge Service Contract, Refunding, 5.00%, 4/01/20	5,000,000	5,790,300
New York State Thruway Authority Second General Highway and Bridge Trust Fund Revenue,		
Series A, 5.00%, 4/01/23	5,000,000	5,776,950
Series A, NATL Insured, 5.00%, 4/01/22	1,000,000	1,076,280
Series B, 5.00%, 4/01/21	5,000,000	5,786,000
New York State Thruway Authority State Personal Income Tax Revenue, Transportation, Series A,		
5.00%, 3/15/21	10,000,000	11,681,100
5.00%, 3/15/26	5,000,000	5,724,100
NATL Insured, Pre-Refunded, 5.00%, 3/15/21	500,000	534,220
New York State Urban Development Corp. Revenue,		
Corporate Purpose, sub. lien, Series A, 5.125%, 1/01/22	885,000	926,922
Refunding, Series D, Assured Guaranty, 5.50%, 1/01/19	10,000,000	11,989,500
Service Contract, Refunding, Series A-2, 5.00%, 1/01/22	7,650,000	8,729,185
Service Contract, Refunding, Series C, 5.00%, 1/01/22	7,410,000	8,283,861
State Personal Income Tax, Empire State, Series C-1, 4.125%, 12/15/16	1,490,000	1,580,413
State Personal Income Tax, Empire State, Series C-1, 4.25%, 12/15/17	1,955,000	2,068,859
State Personal Income Tax, Series A-1, 5.00%, 12/15/22	1,500,000	1,727,340
State Personal Income Tax, Series A-1, 5.00%, 12/15/23	2,500,000	2,849,050
State Personal Income Tax, Series B, AGMC Insured, 5.00%, 3/15/21	1,000,000	1,097,260
Niagara Falls Bridge Commission Toll Revenue, Bridge System, Series A, Assured Guaranty, 4.00%, 10/01/19	12,300,000	13,534,920
Olean City School District GO, Refunding, NATL RE, FGIC Insured, 4.375%, 6/15/17	1,335,000	1,354,584
Schenectady Metroplex Development Authority Revenue, NATL RE, FGIC Insured, 4.50%, 9/15/21	1,720,000	1,772,632
St. Lawrence County IDA Civic Facility Revenue, St. Lawrence University, Series A, 5.00%, 10/01/16	12,000,000	13,536,960
Suffolk County GO, Refunding, Series B, AGMC Insured, 5.25%, 5/01/15	100,000	114,535
Suffolk County Water Authority Waterworks Revenue, sub. lien, Refunding, NATL Insured, 5.10%, 6/01/13	2,000,000	2,143,880
Syracuse GO, Public Improvement, Refunding, Series B, Assured Guaranty, 4.00%,		
4/15/16	1,440,000	1,582,416
4/15/18	1,050,000	1,155,609

Annual Report | 25

26 | Annual Report

See Abbreviations on page 39.

aSecurity purchased on a when-issued basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

Franklin New York Tax-Free Trust

Financial Statements

Statement of Assets and Liabilities

September 30, 2011

	Franklin New York Intermediate-Term Tax-Free Income Fund
Assets:	
Investments in securities:	
Cost	$728,249,686
Value	$774,082,286
Cash	252,561
Receivables:	
Capital shares sold	2,402,377
Interest	10,334,338
Other assets	102
Total assets	787,071,664
Liabilities:	
Payables:	
Investment securities purchased	5,744,350
Capital shares redeemed	614,600
Affiliates	541,858
Distributions to shareholders	659,460
Accrued expenses and other liabilities	119,916
Total liabilities	7,680,184
Net assets, at value	$779,391,480
Net assets consist of:	
Paid-in capital	$738,724,074
Distributions in excess of net investment income	(132,141)
Net unrealized appreciation (depreciation)	45,832,600
Accumulated net realized gain (loss)	(5,033,053)
Net assets, at value	$779,391,480
Class A:	
Net assets, at value	$536,697,298
Shares outstanding	46,771,630
Net asset value per share[a]	$11.47
Maximum offering price per share (net asset value per share ÷ 97.75%)	$11.73
Class C:	
Net assets, at value	$120,975,013
Shares outstanding	10,515,835
Net asset value and maximum offering price per share[a]	$11.50
Advisor Class:	
Net assets, at value	$121,719,169
Shares outstanding	10,584,571
Net asset value and maximum offering price per share	$11.50

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin New York Tax-Free Trust

Notes to Financial Statements

Franklin New York Intermediate-Term Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin New York Intermediate-Term Tax-Free Income Fund (Fund). The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Annual Report | 31

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
b.	Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of September 30, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

32 | Annual Report

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There is no guarantee the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Annual Report | 33

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

34 | Annual Report

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Annual Report | 35

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

e. Transfer Agent Fees

For the year ended September 30, 2011, the Fund paid transfer agent fees of $308,810, of which $127,362 was retained by Investor Services.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2011, the capital loss carryforwards were as follows:

During the year ended September 30, 2011, the Fund utilized $13,138 of capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

For tax purposes, realized capital losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2011, the Fund deferred realized capital losses of $141,083.

36 | Annual Report

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

4. INCOME TAXES (continued)

The tax character of distributions paid during the years ended September 30, 2011 and 2010, was as follows:

At September 30, 2011, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt income for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of bond discounts and premiums.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2011, aggregated $99,778,055 and $51,773,110, respectively.

6. CONCENTRATION OF RISK

The Fund invests a large percentage of its total assets in obligations of issuers within New York and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers

Annual Report | 37

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

7. CREDIT FACILITY (continued)

for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended September 30, 2011, the Fund did not use the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At September 30, 2011, all of the Fund’s investments in securities carried at fair value were valued using Level 2 inputs.

38 | Annual Report

Franklin New York Tax-Free Trust

Notes to Financial Statements (continued)

Franklin New York Intermediate-Term Tax-Free Income Fund

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund is currently reviewing the requirements and believe the adoption of this ASU will not have a material impact on the financial statements.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report | 39

Franklin New York Tax-Free Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin New York Intermediate-Term Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin New York Intermediate-Term Tax-Free Income Fund (the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
November 16, 2011

40 | Annual Report

Franklin New York Tax-Free Trust

Tax Designation (unaudited)

Franklin New York Intermediate-Term Tax-Free Income Fund

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended September 30, 2011. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2012, shareholders will be notified of amounts for use in preparing their 2011 income tax returns.

Annual Report | 41

Franklin New York Tax-Free Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).
Principal Occupation During Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	132	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	140	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).
Principal Occupation During Past 5 Years: John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011); and **formerly,** Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-May 2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	107	None
Principal Occupation During Past 5 Years: President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1986 and Chairman of the Board since 1993	132	None
Principal Occupation During Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				

Annual Report | 43

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
****Gregory E. Johnson (1961)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	90	None
Principal Occupation During Past 5 Years: Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.				
Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.				
Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.				
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President – AML Compliance	Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Global Compliance, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.				

44 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.				

Annual Report | 45

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				
Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.				
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since May 2011	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.				

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc., (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note: Charles B. Johnson is the father of Gregory E. Johnson

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund's Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

46 | Annual Report

Franklin New York Tax-Free Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 47

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2011 Franklin Templeton Investments. All rights reserved.

153 A 11/11

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $27,032 for the fiscal year ended September 30, 2011 and $29,561 for the fiscal year ended September 30, 2010.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $75,000 for the fiscal year ended September 30, 2011 and $35,000 for the fiscal year ended September 30, 2010. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and the application of the local country tax laws to investments made by various Franklin Templeton funds.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended September 30, 2011 and $272 for the fiscal year ended September 30, 2010. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended September 30, 2011 and $144,528 for the fiscal year ended September 30, 2010. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii)

through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $75,000 for the fiscal year ended September 30, 2011 and $179,800 for the fiscal year ended September 30, 2010.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)	(1) Code of Ethics
(a)	(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley

Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE TRUST

By /s/LAURA F. FERGERSON

Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date November 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date November 25, 2011

By /s/GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date November 25, 2011